UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2011

eDiets.com, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30559	56-0952883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Corporate Drive

Suite 600

Fort Lauderdale, FL 33334

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (954) 360-9022

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On December 30, 2011, eDiets.com, Inc. (the “Company”) executed amendments (the “Note Amendments”) to $1.0 million in promissory notes held by an officer and directors of the Company (the “Director Notes”) to extend the maturity date of the Director Notes from December 31, 2011 to December 31, 2012. All other terms and provisions of the Director Notes remain in full force and effect.

The foregoing description of the Note Amendments does not purport to be complete and is qualified in its entirety by reference to the Note Amendments, copies of which are filed as Exhibits 10.59, 10.60 and 10.61, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 30, 2011, Kevin N. McGrath, President and Chief Executive Officer of the Company, entered into an amendment (the “Amendment”) to his employment agreement with the Company (the “Employment Agreement”). Under the Amendment, if the Company determines not to extend the Employment Agreement for an additional one-year term, the Company must notify Mr. McGrath in writing of its determination prior to the applicable extension date. Under the original provision of the Employment Agreement, the Company was required to provide Mr. McGrath with at least 90 days prior written notice of such a determination.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.62 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.59	Amendment to Promissory Note entered into as of December 1, 2011 between eDiets.com, Inc. and Kevin A. Richardson, II.

10.60	Amendment to Promissory Note entered into as of December 1, 2011 between eDiets.com, Inc. and Lee S. Isgur.

10.61	Amendment to Promissory Note entered into as of December 1, 2011 between eDiets.com, Inc. and Kevin N. McGrath.

10.62	First Amendment to Employment Agreement dated December 30, 2011 between eDiets.com, Inc. and Kevin McGrath.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eDiets.com, Inc.

By:	/s/ Kevin N. McGrath
Kevin N. McGrath
President and Chief Executive Officer

Date: January 3, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.59	Amendment to Promissory Note entered into as of December 1, 2011 between eDiets.com, Inc. and Kevin A. Richardson, II.

10.60	Amendment to Promissory Note entered into as of December 1, 2011 between eDiets.com, Inc. and Lee S. Isgur.

10.61	Amendment to Promissory Note entered into as of December 1, 2011 between eDiets.com, Inc. and Kevin N. McGrath.

10.62	First Amendment to Employment Agreement dated December 30, 2011 between eDiets.com, Inc. and Kevin McGrath.

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